UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On January 22, 2024, Planet 13 Holdings Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with SGW FL Enterprises, LLC (the “Buyer”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will sell all of the issued and outstanding shares of common stock (the “Shares”) of Planet 13 Florida Inc. (the “Transaction”), which owns a medical marijuana treatment center license issued by the Florida Department of Health (the “MMTC License”). The sale of the MMTC License is a closing condition to the Company’s previously announced proposed acquisition of VidaCann, LLC (“VidaCann”).

Pursuant to the Purchase Agreement, the Company will sell the Shares at closing of the Transaction (the “Closing”) for a cash payment of US$9,000,000 due on closing.

The Purchase Agreement contains customary representations, warranties and covenants. The parties have each agreed to use their respective commercially reasonable efforts to consummate the Transaction, including to obtain required regulatory approvals.

The Company and the Buyer have each agreed to customary indemnification obligations with respect to breaches of their respective representations and warranties and failures to perform their respective obligations under the Purchase Agreement following the Closing. Such indemnification obligations are subject to certain customary limitations and deductibles.

The Transaction is expected to close in the first quarter of 2024, subject to the satisfaction or waiver of certain conditions set forth in the Purchase Agreement, including, among others, (i) the receipt of regulatory approvals; (ii) the accuracy of the parties respective representations and warranties; (iii) the performance by the parties of their respective obligations under the Purchase Agreement and (iv) the Company’s simultaneous closing of the acquisition of VidaCann.

The Purchase Agreement contains customary termination provisions, including the ability to terminate in the event the Transaction has not been completed by May 31, 2024.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The sale of the Shares described herein will be made in reliance upon exemptions from registration afforded by Section 4(a)(2) and/or Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On January 22, 2024, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this Current Report on Form 8-K, forward-looking statements relate to information concerning the timing and completion of the Transaction and the acquisition of all of the membership interests in VidaCann, the timing and anticipated receipt of required regulatory approvals for the Transaction and satisfaction of other customary closing conditions. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, the potential that regulatory approval of the Transaction may not be received or may be delayed or that other conditions to the closing of the Transaction may not be satisfied, the potential impact on the Company’s business or stock price due to the announcement of the Transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement and those assumptions, risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any of the Company’s subsequent periodic reports filed with the U.S. Securities and Exchange Commission at www.sec.gov and on SEDAR at www.sedar.com. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated January 22, 2024, by and between Planet 13 Holdings Inc. and SGW FL Enterprises, LLC.
99.1	Press Release dated January 22, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: January 22, 2024	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: January 22, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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